UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024 (June 21, 2024)

Corebridge Financial, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston,Texas	77019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2024 annual meeting of stockholders (“2024 Annual Meeting”) of Corebridge Financial, Inc. (the “Company”) was held on June 21, 2024, via live webcast, for the following purposes: (i) to elect directors to hold office until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to hold a non-binding advisory vote on the 2023 compensation of the Company’s named executive officers; and (iii) to ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s auditor for the year ending December 31, 2024. For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 29, 2024, and the proxy supplement filed with the SEC on June 12, 2024 (collectively, the “Proxy Statement”).

At the close of business on April 23, 2024, the record date for the 2024 Annual Meeting, there were 612,215,008 shares of Company common stock issued, outstanding and entitled to vote at the 2024 Annual Meeting. Proxies for the 2024 Annual Meeting were solicited by the Company’s Board of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended).

Vote Results – Election of Directors
Each of the 12 nominees for director was duly elected by Company stockholders, with votes as follows:

Nominee	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Chris Banthin	433,249,848	62,554,122	62,023,007	23,549,619
Adam Burk	433,325,792	62,477,158	62,024,027	23,549,619
Alan Colberg	469,862,377	25,971,161	61,993,439	23,549,619
Rose Marie Glazer	431,841,540	63,967,980	62,017,457	23,549,619
Jonathan Gray	423,567,464	72,266,481	61,993,032	23,549,619
Kevin Hogan	445,302,841	50,532,099	61,992,037	23,549,619
Deborah Leone	494,672,333	1,155,598	61,999,046	23,549,619
Christopher Lynch	482,027,210	13,806,651	61,993,116	23,549,619
Sabra Purtill	433,259,272	62,535,571	62,032,134	23,549,619
Amy Schioldager	482,023,545	13,810,469	61,992,963	23,549,619
Mia Tarpey	433,332,226	62,477,617	62,017,134	23,549,619
Peter Zaffino	423,290,212	72,455,681	62,081,084	23,549,619

Vote Results – “Say-on-Pay” Vote
With respect to the non-binding advisory vote on the 2023 compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement, the compensation of the Company’s named executive officers was approved by the Company’s stockholders by the following vote:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
491,375,519	4,443,071	62,008,387	23,549,619

Vote Results - Ratification of Auditors
The appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s auditor for the year ending December 31, 2024, was ratified by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
519,086,602	281,415	62,008,579	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corebridge Financial, Inc.

Date:	June 25, 2024	By:	/s/ Christine Nixon
			Name:	Christine Nixon
			Title:	Executive Vice President and General Counsel